EXHIBIT 16

                            JOINT FILING AGREEMENT

     In accordance with Rule 13d-1(k) of the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of us of a statement on Schedule 13D relating to the Common Stock, par value $.01 per share, of Berkshire Realty Company, Inc., a Delaware corporation, and that any amendments thereto filed by any of us will be filed on behalf of each of us. This agreement may be included as an exhibit to such joint filing.


                                      BLACKSTONE REAL ESTATE ACQUISITIONS
                                         III L.L.C.

                                      By:/s/ Thomas J. Saylak
                                         Name: Thomas J. Saylak
                                         Title: Vice President


                                      BLACKSTONE REAL ESTATE ADVISORS
                                         III, L.P.

                                      By:  BRE ADVISORS III L.L.C.


                                      By:/s/ Thomas J. Saylak
                                         Name: Thomas J. Saylak
                                         Title: Vice President


                                      BRE ADVISORS III L.L.C.


                                      By:/s/ Thomas J. Saylak
                                         Name: Thomas J. Saylak
                                         Title:     Vice President
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                                      BRE/BERKSHIRE GP L.L.C.


                                      By:/s/ Thomas J. Saylak
                                         Name: Thomas J. Saylak
                                         Title:  Vice President


                                      BRE/BERKSHIRE LP L.L.C.


                                      By:/s/ Thomas J. Saylak
                                         Name: Thomas J. Saylak
                                         Title:  Vice President



                                      /s/ Thomas J. Saylak
                                      PETER G. PETERSON

                                      By: Thomas J. Saylak, Attorney-in-Fact



                                      /s/ Thomas J. Saylak
                                      STEPHEN A. SCHWARZMAN

                                      By: Thomas J. Saylak, Attorney-in-Fact



Dated: April 15, 1999

















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